                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 2002
                                                          --------------

             Divall Insured Income Properties 2 Limited Partnership
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Wisconsin                 0-17686                    39-1606834
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employee
     Of incorporation)            File Number)             Identification No.)



 101 W. 11th Street, Suite 1110, Kansas City, Missouri           64105
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (816) 421-7444
                                                           --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         Although the Registrant's previous independent accountant, Arthur Andersen LLP ("Arthur Andersen"), never informed Registrant that it was unable to continue as its independent accountant, as a result of the press reports of the wind-down of Arthur Andersen's business, Registrant has treated Arthur Andersen as having constructively resigned. Registrant is presently negotiating to become a client of another independent accountant, and Registrant will amend this Form 8-K when Registrant engages a new independent accountant. Furthermore, pursuant to the direction of The Provo Group, Inc., the General Partner of the Registrant (Registrant has no audit or similar committee), Registrant has dismissed Arthur Andersen, effective August 26, 2002. See Exhibit 99.1 to this Form 8-K.

         Prior to the wind-down of Arthur Andersen's business, its report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Registrant's two most recent fiscal years and the interim period following the wind-down of Arthur Andersen's business, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         In accordance with Temporary Rule 304 T(b)(2), since Registrant has been unable to obtain a letter from Arthur Andersen regarding Registrant's disclosure in response to Item 304(a), compliance with Item 304(a)(3) is not required.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibit 99.1. Letter from Registrant to Arthur Andersen LLP, dated August 26, 2002, concerning its dismissal.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          THE PROVO GROUP, INC., General Partner


Dated:  August 27, 2002                   By         /s/ Bruce A. Provo
                                            ------------------------------------
                                                          President

                                  Exhibit Index

Exhibit No.                Description
-----------                -----------
99.1                       Letter from Registrant to Arthur Andersen LLP, dated
                           August 26, 2002, concerning its dismissal